Exhibit 21

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(as of December 31, 2006)

NAME	Type of Entity	Jurisdiction
Anatase Limited	corporation	England
Ashco, Inc.	corporation	Ohio
CUE Insurance Limited	corporation	Bermuda
DR Insurance Company	corporation	Kentucky
Equistar Bayport, LLC	limited liability	Delaware
Equistar Chemicals, LP	limited partnership	Delaware
Equistar Chemicals de Mexico, Inc.	corporation	Delaware
Equistar Funding Corporation	corporation	Delaware
Equistar Mont Belvieu Corporation	corporation	Delaware
Equistar Olefins Offtake, LP	limited partnership	Delaware
Equistar Olefins Offtake G.P., LLC	limited liability	Delaware
Equistar Olefins G.P., LLC	limited liability	Delaware
Equistar Polyproylene, LLC	limited liability	Delaware
Equistar Receivables, LLC	limited liability	Delaware
Equistar Receivables II, LLC	limited liability	Delaware
Equistar Transportation Company, LLC	limited liability	Delaware
Eurogen C.V.	limited partnership	Netherlands
Glidco Inc.	corporation	Delaware
Houston Refining LP	limited partnership	Delaware
H.W. Loud Co.	corporation	California
KIC Ltd.	corporation	Bermuda
LaPorte Methanol Company, L.P.	limited partnership	Delaware
LRC Holdings GP LLC	limited liability	Delaware
LRC Holdings LP LLC	limited liability	Delaware
LRP Holdings LP LLC	limited liability	Delaware
Lyondell Asia Pacific, Ltd.	corporation	Delaware
Lyondell Asia Holdings Limited	corporation	Hong Kong
Lyondell Bayer Manufacturing Maasvlakte VOF	general partnership	Netherlands
Lyondell Bayport, LLC	limited liability	Delaware
Lyondell Centennial Corp.	corporation	Delaware
Lyondell Chemical Central Europe Ges.m.b.H.	corporation	Austria
Lyondell Chemical Delaware Company	corporation	Delaware
Lyondell Chemical (Deutschland) GmbH	corporation	Germany
Lyondell Chemical Espana Co.	corporation	Delaware
Lyondell Chemical Europe, Inc.	corporation	Delaware
Lyondell Chemical Holding Company	corporation	Delaware
Lyondell Chemical International Company	corporation	Delaware
Lyondell Chemical Italia S.r.L.	corporation	Italy
Lyondell Chemical Nederland, Ltd.	corporation	Delaware
Lyondell Chemical Overseas Services, Inc.	corporation	Delaware
Lyondell Chemical Pan America, Inc.	corporation	Delaware
Lyondell Chemical Products Europe, Inc.	corporation	Delaware
Lyondell Chemical Properties, L.P.	limited partnership	Delaware
Lyondell Chemical Technology 1 Inc.	corporation	Delaware
Lyondell Chemical Technology, L.P.	limited partnership	Delaware
Lyondell Chemical Technology Management, Inc.	corporation	Delaware
Lyondell Chemical Wilmington, Inc.	corporation	Delaware
Lyondell Chemie International B.V.	private limited	Netherlands

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(as of December 31, 2006)

NAME	Type of Entity	Jurisdiction
Lyondell Chemie Investment Nederland B.V.	private limited	Netherlands
Lyondell Chemie Nederland B.V.	private limited	Netherlands
Lyondell Chemie (PO11) B.V.	private limited	Netherlands
Lyondell Chemie (POSM) B.V.	private limited	Netherlands
Lyondell Chemie Utilities B.V.	private limited	Netherlands
Lyondell Chimie France Corporation	corporation	Delaware
Lyondell Chimie France SNC	partnership	France
Lyondell Chimie TDI SCA	limited partnership	France
Lyondell China Holdings Limited	corporation	Hong Kong
Lyondell-DNT Limited Partnership	limited partnership	Delaware
Lyondell-Equistar Holdings Partners	general partnership	Delaware
Lyondell Funding II, LLC	limited liability	Delaware
Lyondell France, Inc.	corporation	Delaware
Lyondell General Methanol Company	corporation	Delaware
Lyondell Greater China Holdings Limited	limited corporation	China
Lyondell Greater China, Ltd.	corporation	Delaware
Lyondell Greater China Trading Limited	limited corporation	PRC
Lyondell Houston Refinery Inc.	corporation	Delaware
Lyondell Houston Refinery A Inc.	corporation	Delaware
Lyondell Intermediate Holding Company	corporation	Delaware
Lyondell Japan, Inc.	corporation	Japan
Lyondell Limited Methanol Company	corporation	Delaware
Lyondell LP3 GP, LLC	limited liability	Delaware
Lyondell LP3 Partners, LP	limited partnership	Delaware
Lyondell LP4 Inc.	corporation	Delaware
Lyondell Methanol Company, L.P.	limited partnership	Texas
Lyondell (Pelican) Petrochemical L.P.1, Inc.	corporation	Delaware
Lyondell Petrochemical L.P. Inc.	corporation	Delaware
Lyondell PO11 C.V.	limited partnership	Netherlands
Lyondell POJVGP, LLC	limited liability	Delaware
Lyondell POJV Partner 1 GP, LLC	limited liability	Delaware
Lyondell POJV Partner 2 GP, LLC	limited liability	Delaware
Lyondell POJV Partner 3 GP, LLC	limited liability	Delaware
Lyondell POJV Partners 1, LP	limited partnership	Delaware
Lyondell POJV Partners 2, LP	limited partnership	Delaware
Lyondell POJV Partners 3, LP	limited partnership	Delaware
Lyondell POTechGP, Inc.	corporation	Delaware
Lyondell POTechLP, Inc.	corporation	Delaware
Lyondell Quimica do Brasil, Ltda.	corporation	Brazil
Lyondell Refining GP LLC	limited liability	Delaware
Lyondell Refining Company LP	limited partnership	Delaware
Lyondell South Asia PTE Ltd.	corporation	Singapore
Lyondell Thailand, Ltd.	corporation	Delaware
MHC Inc.	corporation	Delaware
Millennium America Holdings Inc.	corporation	Delaware
Millennium America Inc.	corporation	Delaware
Millennium Australind	private unlimited	United Kingdom

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(as of December 31, 2006)

NAME	Type of Entity	Jurisdiction
Millennium Bunbury Pty. Ltd.	proprietary limited	Australia
Millennium Chemicals Inc.	corporation	Delaware
Millennium Chemicals LeHavre SAS	corporation	France
Millennium Chemicals Thann SAS	corporation	France
Millennium Chemicals UK Holdings Limited	private limited	United Kingdom
Millennium DNC Inc.	corporation	Delaware
Millennium Grimsby Ltd.	private limited	United Kingdom
Millennium HMR Ltd.	corporation	Bermuda
Millennium Holdings Brasil Ltda.	corporation	Brazil
Millennium Holdings, LLC	limited liability	Delaware
Millennium Inorganic Chemicals (Bermuda) Limited	exempt company	Bermuda
Millennium Inorganic Chemicals do Brasil S.A.S.	public holding	Brazil
Millennium Inorganic Chemicals Europe SPRL	limited liability	Belgium
Millennium Inorganic Chemicals Inc.	corporation	Delaware
Millennium Inorganic Chemicals (Korea) Limited	corporation	Korea
Millennium Inorganic Chemicals Limited	private limited	United Kingdom
Millennium Inorganic Chemicals Ltd.	limited corporation	Australia
Millennium Inorganic Chemicals S.A.S.	corporation	France
Millennium Inorganic Chemicals Srl	limited liability	Italy
Millennium JCM Ltd.	exempt company	Bermuda
Millennium Lincolnshire Limited	corporation	United Kingdom
Millennium Methanol GP Inc.	corporation	Delaware
Millennium Methanol LP Inc.	corporation	Delaware
Millennium Overseas Holdings	private limited	United Kingdom
Millennium Performance Chemicals (Advanced Ceramics) Pty. Ltd.	proprietary limited	Australia
Millennium Petrochemical Corporation Limited	private limited	United Kingdom
Millennium Petrochemicals Europe B.V.	private limited	Netherlands
Millennium Petrochemicals GP LLC	limited liability	Delaware
Millennium Petrochemicals Inc.	corporation	Virginia
Millennium Petrochemicals LP LLC	limited liability	Delaware
Millennium Petrochemicals Partners, LP	limited partnership	Delaware
Millennium Pigments Inc.	corporation	Delaware
Millennium RB Partners, L.P.	limited partnership	Bermuda
Millennium Specialty Chemicals Inc.	corporation	Delaware
Millennium Stallingborough	private unlimited	United Kingdom
Millennium Thann Unlimited	private unlimited	United Kingdom
Millennium US Op Co, LLC	limited liability	Delaware
Millennium Worldwide Holdings I Inc.	corporation	Delaware
Millennium Worldwide Holdings II Inc.	corporation	Delaware
Millennium Worldwide Holdings III	partnership	Australia
MWH South America LLC	limited liability	Delaware
National Distillers and Chemical Corporation	corporation	Delaware
Nihon Oxirane Co., Ltd.	corporation	Japan
Novolen Technology Holdings C.V.	partnership	Netherlands
Olefins JV, LP	limited partnership	Delaware
Optyxx LLC	limited liability	Delaware
PD Glycol LP	limited partnership	Texas
PO JV, LP	limited partnership	Delaware
PO Offtake, LP	limited partnership	Delaware

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(as of December 31, 2006)

NAME	Type of Entity	Jurisdiction
POSM Delaware, Inc.	corporation	Delaware
POSM II Limited Partnership, L.P.	limited partnership	Delaware
POSM II Properties Partnership, L.P.	limited partnership	Delaware
Quantum Acceptance Corporation	corporation	Delaware
Quantum Chemical Corporation	corporation	Delaware
Quantum Pipeline Company	corporation	Illinois
Rutile Holdings	private unlimited	England
SCMC B.V.	private limited	Netherlands
SCM Chemicals Inc.	corporation	Delaware
SCM Chemicals (Nominees) Pty. Ltd.	proprietary limited	Australia
SCM Chemicals (Nominees 2) Pty. Ltd.	proprietary limited	Australia
SCM Europe S.A.	corporation	Belgium
Shanghai Millennium Chemicals Trading Ltd.	corporation	China
Sinclair Insurance Company Ltd.	corporation	Bermuda
Smith Corona Marchant Finance A.G.	corporation	Switzerland
Societe Immobiliere de la Cote	corporation	France
Steamelec B.V.	limited liability	Netherlands
Suburban Propane GP, Inc.	corporation	Delaware
Technology JV, LP	limited partnership	Delaware
Thann Chimie SNC	corporation	France
U.S. Industries Worldwide Corporation	corporation	Panama